UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2024

Date of reporting period:  January 31, 2024

Item 1. Report to Stockholders.

(a)

Coho Relative Value Equity Fund
cohox

Coho Relative Value ESG Fund
cesgx

Semi-Annual Report

January 31, 2024

COHO FUNDS

Dear Fellow Shareholders:

As January 31, 2024 marks the end of the Coho Relative Value Equity and Coho Relative Value ESG Funds’ most recent semi-annual period, we are pleased to provide you with an update. At Coho Partners, Ltd., we remain committed to achieving the Funds’ investment objectives and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Funds’ performance results, and our most recent thoughts on the economy and the equity markets.

Fund Performance Review

From August 1, 2023 to January 31, 2024, the Coho Relative Value Equity Fund returned 1.40% and the Coho Relative Value ESG Fund returned 2.48% versus 6.43% for the S&P 500® Index and 2.54% for the Russell 1000 Value® Index. The Funds’ relative underperformance for the period was driven by both allocation and selection effect.

From a sector perspective versus the S&P 500® Index, both Funds’ underweight positions in Information Technology and overweight in Consumer Staples were the largest detractors to the Funds’ relative performance. The Coho Relative Value ESG Fund’s lack of exposure to Energy had a positive effect while both funds also benefited from not owning Materials and Utilities. Positive stock selection within the Health Care and Consumer Discretionary sectors also positively impacted the Coho Relative Value Fund.

The top five contributors to the Coho Relative Value Equity Fund’s performance Cencora, Inc. Ross Stores, Inc., Amgen Inc., W.W. Grainger, Inc., and Global Payments Inc. The five largest individual detractors during the period were Dollar General Corporation, United Parcel Service, Inc. Class B, Microchip Technology Incorporated, Lowe’s Companies, Inc., and J.M. Smucker Company.

The Coho Relative Value ESG Fund’s top contributors to performance were Amgen Inc., Global Payments Inc., Ross Stores, Inc., W.W. Grainger, Inc., and Cencora, Inc. The five largest individual detractors during the period were Dollar General Corporation, J.M. Smucker Company, Lowe’s Companies, Inc., Perrigo Co. Plc, and Conagra Brands, Inc.

Market Review

Following strong relative performance in 2022 for the Coho Relative Value Equity portfolio, 2023 was a disappointment. The year prior, the portfolio again demonstrated its ability to provide meaningful downside risk mitigation amidst difficult market environments. This year, however, it was unable to provide the level of upside participation we typically expect.

Early in the year, the Information Technology sector began leading the market higher as euphoria surrounding the potential for Alternative Intelligence (AI) took off following the release of ChatGPT. This sparked the beginning of an impressive but narrowly led market rally despite interest rates continuing to push higher. Optimism about the future AI could bring caused investors to brush aside the typical inverse correlation between rates and P/E multiples.

The enthusiasm that drove returns of greater than 40% for the Information Technology, Communication Services, and Consumer Discretionary sectors in 2023 was not evenly spread. While market breadth began to expand a bit in the fourth quarter, performance for the full year remained concentrated in a handful of stocks, and bigger was better. The primary focus of our philosophy is on downside risk mitigation, so while we marvel alongside everyone else at the dominance of the Magnificent 7 in 2023, we remain mindful that those same seven stocks dominated performance to the downside in 2022. Equity markets built on the strong fourth quarter returns from 2023. The “growth” bias that drove returns throughout 2023 continued through January 2024.

COHO FUNDS

Environmental, Social and Governance (ESG) Update

On the ESG front, we recently updated our customized proxy voting guidelines, with the update reflecting our proprietary corporate governance perspectives, new proxy voting topics, and best practices for sustainability. For director elections, we introduced a 30% threshold on female board diversity to strengthen board accountability. We also expanded our criteria for board commitments and now limit non-CEO executive directors to one external board, similar to CEOs. As it relates to executive compensation, we increased our evaluation criteria for say-on-pay proposals by including two additional negative pay practices. In line with our commitment to promote sustainability in the proxy voting process, we formally adopted support of shareholder proposals focusing on pay equity, a topic gaining increasing importance, following support of our first proposal received last year. Lastly, we will now consider an absence of designated board oversight of sustainability issues when voting during director elections. We firmly believe that thoughtful and responsible voting promotes board and management behaviors that, over the long term, mitigate risks for our portfolio companies and have the potential to translate into superior shareholder returns.

Coho Partners, Ltd., is proud to have been a signatory of the United Nations Principles for Responsible Investment (UN PRI) since 2017. The UN PRI is a global network of investors working together to incorporate ESG factors into investment and ownership decisions. We aim to align our investment practices with the broader goals of sustainable development, responsible governance, and positive societal impact. As part of our commitment to transparency and accountability, we regularly and publicly report on our responsible investment activities, including how we integrate ESG factors into our investment decisions and engage with companies on ESG issues. Last quarter, Coho received the 2023 UNPRI reporting result. We are pleased to have received four out of five stars in each of the modules (Policy Governance and Strategy, Direct – Listed Equity – Active Fundamental, and Confidence Building Measures) of the 2023 UN PRI assessments.

Fund Advisor Outlook

Last year was disappointing from a returns’ perspective, but for the most part, our portfolio companies continued to deliver the consistent revenue, earnings, cash flow, and dividend growth we expect from these proven, stable business models. Importantly, valuations remain quite attractive across the portfolio. We have learned from our long careers and the 24 years of Coho’s existence that stock prices ultimately follow fundamentals, and that one of the biggest mistakes an investor can make is to change or stray from their philosophy or process when performance lags. Even considering 2023’s results, the Coho portfolio has worked at and made it a goal to provide excess return over the long term with lower levels of risk. We firmly believe in our philosophy and process and look forward to it providing more robust participation in 2024 should markets continue moving higher and strong downside risk mitigation should they move lower.

What 2024 will bring is anyone’s guess. Wall Street strategists are predicting the S&P 500 Index to finish anywhere from 4,200 to 5,200, or 12% lower to 9% higher. We view that as a fairly tight range given all the unknowns heading into the year. One thing we do know is that consensus entering 2023 was that the long-expected U.S. recession would finally occur. It did not. Consensus entering 2024 is that the Fed will successfully engineer a soft landing. Perhaps consensus will stick the landing this year.

We continue to favor our portfolio and the operating and financial outlooks for each of our holdings. Once again, we believe many of our holdings have attractive dividend potential in 2024 and we believe the increases have the potential to generate income growth.

We thank you for your investment and continued confidence in the Coho Relative Value Equity and Coho Relative Value ESG Funds. We look forward to serving your interests over the many quarters and years to come.

Sincerely,

Coho Partners, Ltd.

COHO FUNDS

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The UN Principles for Responsible Investment (PRI) are a voluntary and aspirational set of investment principles that offer a menu of possible actions for incorporating ESG issues into investment practice. All PRI signatories submit a response under the PRI Reporting Framework on an annual basis. The PRI Assessment grades are based on the information reported directly by signatories, scored and compared to median scores of peers. Grade groupings range from 1 star to 5 stars. The underlying information has not been audited by the PRI or any other party acting on its behalf.

Cash flow is the net cash and cash equivalents transferred in and out of a company.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The Russell 1000® Index is a float-adjusted capitalization-weighted index that measures the performance of the large capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth. This Index cannot be invested in directly.

Permitted Use of the Russell 1000® Value Index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020.

The Coho Relative Value Equity strategy has been developed solely by Coho Partners, Ltd. The strategy is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings. FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 1000® Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is/are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Coho Relative Value Equity strategy. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Coho Relative Value Equity strategy or the suitability of the Index for the purpose to which it is being put by Coho Partner, Ltd.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — January 31, 2024

	1 Year	3 Year	5 Year	10 Year	Since Inception(1)
Coho Relative Value Equity Fund(2)	0.57%	7.23%	8.86%	8.97%	8.99%
S&P 500® Index(3)	20.82%	10.99%	14.30%	12.62%	12.72%
Russell 1000® Value Index(4)	6.08%	9.23%	9.28%	8.80%	8.88%

(1)	Period from Fund inception through January 31, 2024. The Fund commenced operations on August 14, 2013.
(2)	On November 22, 2019, the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(4)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value Equity Fund as disclosed in the Fund’s most recent prospectus dated November 28, 2023:

Gross Expenses: 0.79%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least November 28, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

COHO RELATIVE VALUE ESG FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-COHO-234. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — January 31, 2024

	1 Year	3 Year	Since Inception(1)
Coho Relative Value ESG Fund	2.04%	6.20%	7.09%
S&P 500® Index(2)	20.82%	10.99%	12.64%
Russell 1000® Value Index(3)	6.08%	9.23%	7.60%

(1)	Period from Fund inception through January 31, 2024. The Fund commenced operations on November 27, 2019.
(2)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.
(3)
The Russell 1000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an Index.

The following is expense information for the Coho Relative Value ESG Fund as disclosed in the Fund’s most recent prospectus dated November 28, 2023:

Gross Expenses: 1.03%; Net Expenses: 0.79%. Coho Partners, Ltd. (the “Adviser” or “Coho”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated through at least November 28, 2024. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

COHO FUNDS

Expense Examples (Unaudited)
January 31, 2024

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 – January 31, 2024).

ACTUAL EXPENSES

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Coho Relative Value Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(8/1/2023)	(1/31/2024)	(8/1/2023 to 1/31/2024)
Actual(2)	$1,000.00	$1,014.00	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended January 31, 2024 of 1.40%.

Coho Relative Value ESG Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(8/1/2023)	(1/31/2024)	(8/1/2023 to 1/31/2024)
Actual(4)	$1,000.00	$1,024.80	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(4)	Based on the actual return for the six-month period ended January 31, 2024 of 2.48%.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of January 31, 2024
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of January 31, 2024
(% of net assets)

Ross Stores	5.6%
Cencora	5.2%
W.W. Grainger	4.6%
Lowe’s Companies	4.6%
Microchip Technology	4.6%
Sysco	4.6%
UnitedHealth Group	4.2%
Mondelez International	4.0%
Thermo Fisher Scientific	3.8%
Dollar General	3.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE ESG FUND

Sector Allocation(1) (Unaudited)
as of January 31, 2024
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of January 31, 2024
(% of net assets)

Ross Stores	5.2%
Sysco	4.8%
Microchip Technology	4.6%
Lowe’s Companies	4.4%
Cencora	4.4%
W.W. Grainger	4.2%
Mondelez International	4.0%
UnitedHealth Group	4.0%
Johnson & Johnson	3.9%
Global Payments	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited)
January 31, 2024

	Shares	Value
COMMON STOCKS — 98.4%

Communication Services — 3.2%
Walt Disney	187,470	$18,006,494

Consumer Discretionary — 15.9%
Lowe’s Companies	124,018	26,395,991
NIKE, Inc. – Class B	186,793	18,965,093
Ross Stores	227,793	31,954,802
Service Corp International	206,927	13,888,940
		91,204,826
Consumer Staples — 20.1%
Coca-Cola	291,774	17,357,635
Conagra Brands	434,287	12,659,466
Dollar General	158,529	20,936,925
Mondelez International, Inc. – Class A	303,494	22,843,993
Philip Morris International	158,827	14,429,433
Sysco	324,455	26,258,143
		114,485,595
Energy — 3.0%
Chevron	115,170	16,979,513

Financials — 12.7%
Global Payments	141,660	18,873,362
Marsh & McLennan Companies	97,841	18,965,500
State Street	233,430	17,243,474
US Bancorp	421,957	17,528,094
		72,610,430
Health Care — 31.4%(a)
Abbott Laboratories	108,206	12,243,509
Amgen	65,051	20,442,927
Cencora	127,487	29,663,675
CVS Health	266,680	19,832,992
Johnson & Johnson	127,717	20,294,231
Medtronic PLC	220,504	19,302,920
Perrigo PLC	339,292	10,884,488
Thermo Fisher Scientific	40,540	21,850,249
UnitedHealth Group	46,434	23,762,135
		178,277,126

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited) – Continued
January 31, 2024

	Shares	Value
Industrials — 7.5%
United Parcel Service, Inc. – Class B	114,886	$16,302,324
W.W. Grainger	29,524	26,442,875
		42,745,199
Information Technology — 4.6%
Microchip Technology	309,510	26,364,062
Total Common Stocks
(Cost $494,569,351)		560,673,245

Total Investments — 98.4%
(Cost $494,569,351)		560,673,245
Money Market Deposit Account — 3.6%(b)		20,489,354
Liabilities in Excess of Other Assets — (2.0)%		(11,399,474)
Total Net Assets — 100.0%		$569,763,125

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 8 in Notes to the Financial Statements.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2024 was 3.27%.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments (Unaudited)
January 31, 2024

	Shares	Value
COMMON STOCKS — 95.4%

Communication Services — 3.0%
Walt Disney	16,591	$1,593,566

Consumer Discretionary — 15.2%
Lowe’s Companies	10,900	2,319,956
NIKE, Inc. – Class B	16,530	1,678,291
Ross Stores	19,563	2,744,297
Service Corp International	18,423	1,236,552
		7,979,096
Consumer Staples — 21.3%
Coca-Cola	26,840	1,596,712
Colgate-Palmolive Co.	19,939	1,678,864
Conagra Brands	42,930	1,251,410
Dollar General	15,027	1,984,616
Mondelez International, Inc. – Class A	28,161	2,119,678
Sysco	31,209	2,525,744
		11,157,024
Financials — 14.3%
Global Payments	15,270	2,034,422
Marsh & McLennan Companies	9,489	1,839,348
State Street	22,805	1,684,605
US Bancorp	46,782	1,943,324
		7,501,699
Health Care — 32.8%(a)
Abbott Laboratories	15,847	1,793,088
Amgen	6,211	1,951,869
Cencora	9,920	2,308,186
CVS Health	24,440	1,817,603
Johnson & Johnson	12,825	2,037,893
Medtronic PLC	22,541	1,973,239
Perrigo PLC	35,822	1,149,170
Thermo Fisher Scientific,	3,680	1,983,446
UnitedHealth Group	4,137	2,117,068
		17,131,562

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Schedule of Investments (Unaudited) – Continued
January 31, 2024

	Shares	Value
Industrials — 4.2%
W.W. Grainger	2,474	$2,215,813

Information Technology — 4.6%
Microchip Technology	28,110	2,394,410
TOTAL COMMON STOCKS
(Cost $48,746,285)		49,973,170

Total Investments — 95.4%
(Cost $48,746,285)		49,973,170
Money Market Deposit Account — 4.6%(b)		2,431,091
Other Assets in Excess of Liabilities — 0.0%(c)		23,991
TOTAL NET ASSETS — 100.0%		$52,428,252

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 8 in Notes to the Financial Statements.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2024 was 3.27%.

(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

COHO FUNDS

Statements of Assets and Liabilities (Unaudited)
January 31, 2024

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund
ASSETS:
Investments, at value
(Cost: $494,569,351 & $48,746,285 respectively)	$560,673,245	$49,973,170
Cash Equivalent	20,489,354	2,431,091
Dividends and interest receivable	653,500	74,903
Receivable for capital shares sold	137,714	768
Prepaid expenses	12,052	14,668
Total assets	581,965,865	52,494,600

LIABILITIES:
Payable to investment adviser	336,034	19,671
Payable for capital shares redeemed	11,744,847	20,000
Payable for fund administration & accounting fees	64,022	7,854
Payable for audit fees	9,933	9,934
Payable for custody fees	15,325	2,051
Payable for transfer agent fees & expenses	9,663	3,676
Payable for legal fees	3,468	—
Payable for compliance fees	2,091	2,091
Accrued expenses	17,357	1,071
Total liabilities	12,202,740	66,348

NET ASSETS	$569,763,125	$52,428,252

NET ASSETS CONSIST OF:
Paid-in capital	$491,195,564	$51,592,281
Total distributable earnings	78,567,561	835,971
Net Assets	$569,763,125	$52,428,252

Net Assets	$569,763,125	$52,428,252
Shares issued and outstanding(1)	39,674,112	4,414,656
Net asset value, redemption price and offering price per share	$14.36	$11.88

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

COHO FUNDS

Statements of Operations (Unaudited)
For the Period Ended January 31, 2024

	Coho	Coho
	Relative Value	Relative Value
	Equity Fund	ESG Fund
INVESTMENT INCOME:
Dividend income	$8,120,939	$553,689
Interest income	312,501	32,686
Total investment income	8,433,440	586,375

EXPENSES:
Investment adviser fees (See Note 4)	2,419,308	178,684
Fund administration & accounting fees (See Note 4)	206,352	23,395
Custody fees (See Note 4)	40,877	4,689
Transfer agent fees & expenses (See Note 4)	31,061	10,473
Federal & state registration fees	19,270	12,181
Trustee fees	11,141	10,745
Audit fees	9,936	9,936
Postage & printing fees	7,625	465
Legal fees	7,359	7,122
Compliance fees (See Note 4)	6,256	6,256
Other expenses	4,235	2,293
Insurance fees	3,498	1,288
Total expenses before interest expense, waiver	2,766,918	267,527
Interest expense (See Note 10)	4,778	460
Total expenses before waiver	2,771,696	267,987
Less: waiver from investment adviser (See Note 4)	(36,246)	(65,870)
Net expenses	2,735,450	202,117

NET INVESTMENT INCOME	5,697,990	384,258

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	32,499,627	(610,677)
Net change in unrealized appreciation/depreciation on investments	(43,289,599)	1,206,538

Net realized and unrealized gain (loss) on investments	(10,789,972)	595,861

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,091,982)	$980,119

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	Period Ended
	January 31, 2024	Year Ended
	(Unaudited)	July 31, 2023
OPERATIONS:
Net investment income	$5,697,990	$13,412,739
Net realized gain on investments	32,499,627	50,431,401
Net change in unrealized appreciation/depreciation on investments	(43,289,599)	(37,452,263)
Net increase (decrease) in net assets resulting from operations	(5,091,982)	26,391,877

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,242,748	128,543,343
Proceeds from reinvestment of distributions	48,733,921	38,537,063
Payments for shares redeemed	(297,826,678)	(244,186,150)
Net decrease in net assets resulting from capital share transactions	(198,850,009)	(77,105,744)

DISTRIBUTIONS TO SHAREHOLDERS	(67,479,860)	(66,256,266)

TOTAL DECREASE IN NET ASSETS	(271,421,851)	(116,970,133)

NET ASSETS:
Beginning of period	841,184,976	958,155,109
End of period	$569,763,125	$841,184,976

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Statements of Changes in Net Assets

	Period Ended
	January 31, 2024	Year Ended
	(Unaudited)	July 31, 2023
OPERATIONS:
Net investment income	$384,258	$740,405
Net realized gain (loss) on investments	(610,677)	192,268
Net change in unrealized appreciation/depreciation on investments	1,206,538	446,922
Net increase in net assets resulting from operations	980,119	1,379,595

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,842,807	11,182,718
Proceeds from reinvestment of distributions	1,027,077	1,045,304
Payments for shares redeemed	(7,261,926)	(4,921,949)
Net increase (decrease) in net assets resulting
from capital share transactions	(3,392,042)	7,306,073

DISTRIBUTIONS TO SHAREHOLDERS:	(1,027,100)	(1,066,037)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,439,023)	7,619,631

NET ASSETS:
Beginning of period	55,867,275	48,247,644
End of period	$52,428,252	$55,867,275

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	January 31, 2024	July 31,	July 31,	July 31,	July 31,		July 31,
	(Unaudited)	2023	2022	2021	2020		2019
PER SHARE DATA(1):
Net asset value, beginning of period	$15.83	$16.48	$17.51	$14.42	$14.20		$14.87

INVESTMENT OPERATIONS:
Net investment income	0.12 (2)	0.23 (2)	0.23 (2)	0.25 (2)	0.25	(2)	0.28
Net realized and unrealized
gain on investments	0.02	0.25	0.12	3.46	0.93		0.06
Total from investment operations	0.14	0.48	0.35	3.71	1.18		0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.21)	(0.24)	(0.22)	(0.26)		(0.23)
Net realized gains	(1.32)	(0.92)	(1.14)	(0.40)	(0.70)		(0.78)
Total distributions	(1.61)	(1.13)	(1.38)	(0.62)	(0.96)		(1.01)

Paid-in capital from redemption fees	—	—	—	— (3)	—	(3)	— (3)

Net asset value, end of period	$14.36	$15.83	$16.48	$17.51	$14.42		$14.20

TOTAL RETURN(5)	1.40%	3.12%	1.96%	26.33%	8.45%		2.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (in 000’s)	$569,763	$841,185	$958,155	$989,261	$741,826		$171,070

Ratio of expenses to average net assets:
Before expense waiver/recoupment(6)	0.80%	0.79%	0.78%	0.78%	0.82%		0.93%
After expense waiver/recoupment(6)	0.79%	0.79%	0.79%	0.79%	0.81	%(4)	0.94%

Ratio of net investment income
to average net assets:
After expense waiver/recoupment(6)	1.65%	1.50%	1.35%	1.53%	1.76%		1.71%

Portfolio turnover rate(5)	9%	12%	23%	26%	27%		20%

(1)	On November 22, 2019 the Fund’s Institutional Class shares were merged into the Advisor Class shares. The Advisor Class name was subsequently discontinued following the merger.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount per share is less than $0.01.
(4)	Prior to November 22, 2019, the annual expense limitation was 0.94% of the average daily net assets for the Advisor Class. Thereafter it was 0.79% for the existing class.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE ESG FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

	Six Months Ended	Year Ended	Year Ended		Year Ended	Since Inception(1)
	January 31, 2024	July 31,	July 31,		July 31,	through
	(Unaudited)	2023	2022		2021	July 31, 2020
PER SHARE DATA:
Net asset value, beginning of period	$11.83	$11.79	$12.43		$10.19	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.10	0.15	0.09		0.08	0.05
Net realized and unrealized
gain (loss) on investments	0.19	0.14	(0.08	)(4)	2.37	0.15
Total from investment operations	0.29	0.29	0.01		2.45	0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.06)	(0.08)		(0.05)	(0.01)
Net realized gains	(0.07)	(0.19)	(0.57)		(0.16)	—
Total distributions	(0.24)	(0.25)	(0.65)		(0.21)	(0.01)

Net asset value, end of period	$11.88	$11.83	$11.79		$12.43	$10.19

TOTAL RETURN(2)	2.48%	2.52%	-0.02%		24.26%	2.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$52,428	$55,867	$48,248		$22,203	$3,707

Ratio of expenses to average net assets:
Before expense waiver/reimbursement(3)	1.05%	1.03%	1.14%		1.81%	9.78%
After expense waiver/reimbursement(3)	0.79%	0.79%	0.79%		0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense waiver/reimbursement(3)	1.51%	1.44%	1.20%		1.15%	1.48%

Portfolio turnover rate(2)	7%	20%	22%		25%	10%

(1)	Inception date for the Fund was November 27, 2019.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)
Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile changes in net asset value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.

See Notes to the Financial Statements

COHO FUNDS

Notes to the Financial Statements (Unaudited)
January 31, 2024

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Both the Coho Relative Value Equity Fund (the “Equity Fund”) and Coho Relative Value ESG Fund (the “ESG Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series, each with their own investment objectives and policies within the Trust. The investment objective of both Funds is total return. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Equity Fund commenced operations on August 14, 2013 and currently offers only one class of shares. Effective November 22, 2019, the Fund ceased offering its Institutional Class shares. The remaining Institutional Class shares were converted to Advisor Class shares at the close of business on November 22, 2019 and the Advisor Class name was subsequently discontinued. The Advisor Class shares were previously subject up to a maximum 0.15% shareholder servicing fee which is not applicable to the existing share class. Each class of shares had identical rights and privileges except with respect to shareholder servicing fees and voting rights on matters affecting a single class. The ESG Fund commenced operations on November 27, 2019 and currently offers only one class of shares. Both Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended January 31, 2024, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended January 31, 2024, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended January 31, 2024, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended July 31, 2020.

Security Transactions, Income and Distributions — The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ

COHO FUNDS

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2024

from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Cash and Cash Equivalents – Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts. These balances may exceed FDIC insured limits.

Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COHO FUNDS

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2024

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Coho Partners Ltd. (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of January 31, 2024:

Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$560,673,245	$—	$—	$560,673,245
Total Investments in Securities*	$560,673,245	$—	$—	$560,673,245

ESG Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$49,973,170	$—	$—	$49,973,170
Total Investments in Securities*	$49,973,170	$—	$—	$49,973,170

*	Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.70% of the daily net assets of the Funds.

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse each Fund for their expenses to ensure total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) do not exceed 0.79% of each Fund’s average daily net assets.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses for the Funds subject to potential recovery by month of expiration are as follows:

	Equity Fund	ESG Fund
Expiration	Amount	Amount
February 2024 – July 2024	$—	$73,967
August 2024 – July 2025	—	123,655
August 2025 – July 2026	18,086	122,789
August 2026 – July 2027	36,246	65,870

COHO FUNDS

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2024

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended January 31, 2024, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Equity Fund
	Period Ended	Year Ended
	January 31, 2024	July 31, 2023
Shares sold	3,479,791	8,207,467
Shares issued to holders in reinvestment of distributions	3,494,249	2,475,260
Shares redeemed	(20,449,395)	(15,665,309)
Net decrease in shares outstanding	(13,475,355)	(4,982,582)

ESG Fund
	Period Ended	Year Ended
	January 31, 2024	July 31, 2023
Shares sold	250,615	965,078
Shares issued to holders in reinvestment of distributions	89,596	90,704
Shares redeemed	(649,747)	(424,751)
Net increase (decrease) in shares outstanding	(309,536)	631,031

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, of the Funds for the period ended January 31, 2024, were as follows:

	Equity Fund		ESG Fund
	Purchases	Sales	Purchases	Sales
U.S. Government Securities	$—	$—	$—	$—
Other Securities	$62,473,121	$305,393,614	$3,429,907	$8,164,436

COHO FUNDS

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2024

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at July 31, 2023, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Unrealized	Income
	Appreciation	Depreciation	Appreciation/ Depreciation	Tax Cost
Equity Fund	$151,793,846	$(49,324,475)	$102,469,371	$738,384,232
ESG Fund	3,847,649	(3,991,757)	(144,108)	55,955,982

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the Funds.

At July 31, 2023, components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Net	Total
	Ordinary	Long-Term	Unrealized	Distributable
	Income	Capital Gains	Appreciation/Depreciation	Earnings
Equity Fund	$7,057,634	$41,612,398	$102,469,371	$151,139,403
ESG Fund	740,404	286,656	(144,108)	882,952

As of July 31, 2023, the Funds did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2023, the Funds did not defer any qualified late year losses.

The tax character of distributions paid by the Funds for the period ended January 31, 2024, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$12,266,026	$55,213,834	$67,479,860
ESG Fund	740,404	610,676	1,027,100

The tax character of distributions paid for the year ended July 31, 2023, were as follows:

	Ordinary	Long Term
	Income*	Capital Gains	Total
Equity Fund	$13,154,185	$53,102,081	$66,256,266
ESG Fund	271,850	794,187	1,066,037

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO FUNDS

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2024

8.  SECTOR RISK

As of January 31, 2024, each Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2024, Charles Schwab & Co., for the benefit of its customers, owned 63.2% of the outstanding shares of the ESG Fund.

10.  LINE OF CREDIT

The Equity Fund and ESG Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $7,000,000 respectively, or 33.33% of the fair value of each Fund’s investments, whichever is less. In addition, the ESG Fund’s borrowings are limited to 15% of the gross market value of the Fund. Each LOC matures, unless renewed, on July 19, 2024. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 8.50% as of January 31, 2024. The interest rate during the period was 8.50%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for any missed payments. For the year ended January 31, 2024, the Funds’ LOC activity was as follows:

		Average	Amount Outstanding	Interest	Maximum	Date of
Fund	LOC Agent	Borrowings	as of January 31, 2024	Expense	Borrowing	Maximum Borrowing
Equity Fund	U.S. Bank N.A.	$109,989	$—	$4,778	$6,746,000	December 1, 2023 –
						December 3, 2023
ESG Fund	U.S Bank N.A.	10,598	—	460	1,950,000	September 18, 2023

11.  ASSIGNMENT OF DISTRIBUTION AGREEMENT

Effective September 15, 2023, the Funds’ Distribution Agreement with Compass Distributors, LLC (“Compass”) was terminated. Compass dissolved its status as a broker-dealer. Quasar Distributors, LLC, a registered broker-dealer under the Securities Act of 1934, and under common control with Compass, agreed to immediately assume all obligations of Compass on terms and conditions identical to those of the Distribution Agreement.

COHO FUNDS

Additional Information (Unaudited)
January 31, 2024

AVAILABILITY OF FUNDS PORTFOLIO INFORMATION
Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of Form N-PORT is available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION
A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at https://www.sec.gov/.

COHO FUNDS

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintains physical, electronic and procedural safeguards to protect your Personal Information and require its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
3 Canal Plaza, Suite 100
Portland, ME 04101

ADMINISTRATOR, FUNDS ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-866-264-6234.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    4/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    4/4/2024

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    4/4/2024